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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         April 23, 1999
                                                  ------------------------------


                         HOLLYWOOD CASINO CORPORATION
                               HWCC-TUNICA, INC.
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          (Exact name of each Registrant as specified in its charter)


           DELAWARE                                            75-2352412
            TEXAS                      33-48887                75-2513808
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    (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)            File Number)          Identification No.)


Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas 75240
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       (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 392-7777
                                                  ------------------------------



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        (Former name or former address, if changed since last report.)
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Item 5. Other Events

     On April 21, 1999, Hollywood Casino Corporation ("HCC") issued the press releases attached as Exhibits 99.1 and 99.2 to this Form 8-K relating to (i) a proposed offering of fixed rate and floating rate senior secured notes by HCC and (ii) the commencement of a tender offer and consent solicitation with respect to HCC's 12 3/4% Senior Secured Notes due 2003. HWCC-Tunica, Inc., a wholly owned subsidiary of HCC, is a guarantor of the 12 3/4% Senior Secured Notes.

Item 7.  Exhibits

Exhibit
Number         Description
------         -----------

99.1 Press release of Hollywood Casino Corporation, dated April 21, 1999, announcing a proposed offering of fixed rate and floating rate senior secured notes.

99.2 Press release of Hollywood Casino Corporation, dated April 21, 1999, announcing the commencement of a tender offer and consent solicitation for its outstanding senior secured notes.

                                       2
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                                  SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HOLLYWOOD CASINO CORPORATION
                                        ------------------------------------
                                                    Registrant


Date:   April 23, 1999                  By: /s/  Charles F. LaFrano III
     -----------------------               ---------------------------------
                                                 Charles F. LaFrano III
                                              Vice President - Finance and
                                              Principal Accounting Officer



                                                  HWCC-TUNICA, INC.
                                        ------------------------------------
                                                    Registrant

Date:   April 23, 1999                  By: /s/  Charles F. LaFrano III
       ---------------------               ---------------------------------
                                                 Charles F. LaFrano III
                                                     Vice President

                                       3
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                               INDEX TO EXHIBITS


Exhibit
Number         Description
------         -----------

99.1 Press release of Hollywood Casino Corporation, dated April 21, 1999, announcing a proposed offering of fixed rate and floating rate senior secured notes.

99.2 Press release of Hollywood Casino Corporation, dated April 21, 1999, announcing the commencement of a tender offer and consent solicitation for its outstanding senior secured notes.

                                       4